Exhibit 10.4

JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”), dated as of June 12, 2026, is executed by and between M3-Brigade Acquisition V Corp., a Cayman Islands exempted company (the “Company”), and the counterparty designated as “Buyer” in the signature page hereto (“Buyer”), in connection with that certain Letter Agreement, dated as of July 31, 2024 (the “Agreement”), by and among the Company, MI7 Sponsor, LLC, a Delaware limited liability company (as assignee of M3-Brigade Sponsor V LLC) (the “Sponsor”), the other parties thereto, and each person who has become a party thereto by entering into a joinder agreement in accordance with the terms thereof. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

By the execution of this Joinder Agreement, Buyer agrees as follows:

1. Buyer is a party to that certain Securities Purchase Agreement, dated as of June 12, 2026, by and among the Sponsor, Buyer, the Company, ReserveOne, Inc. and ReserveOne Holdings, Inc. (the “SPA”), pursuant to which Buyer has agreed to purchase from the Sponsor a number of Class A ordinary shares, par value $0.0001 per share of the Company as specified in the SPA (the “Transferred Shares”). The Transferred Shares will be issued upon conversion of an equal number of the Sponsor’s Class B ordinary shares, par value $0.001 per share of the Company and will be “Founder Shares” as such term is defined in the Agreement.

2. Upon the transfer of the Transferred Shares to Buyer, without any further action required, Buyer hereby automatically joins in, and agrees to become a party to and be bound by and subject to, the provisions of the Agreement relating to (i) the voting, non-redemption, Trust Account waiver, liquidating distributions and transfer restrictions applicable to the Transferred Shares to the same extent as such provisions set forth in Sections 1, 2, 6 and 7 of the Agreement apply to the Sponsor with respect to the Sponsor’s ownership of Founder Shares, and (ii) defined terms, governing law and other provisions of general applicability as set forth in Sections 11 and 13 through 20 of the Agreement. For the avoidance of doubt, Buyer shall not be subject to the provisions of the Agreement with respect to any Offering Shares (as defined in the Agreement) that it may own.

3. The undersigned hereby acknowledge and agree that that upon the transfer of the Transferred Shares, Buyer and the Transferred Shares shall be subject only to the provisions set forth in Section 1, 2, 6, 7, 11 and 13 through 20 and for the avoidance of doubt, shall not be subject to any provision contained in any other Section of the Agreement.

4. Each of the Company and the Sponsor represent and warrant to Buyer that each of the Company and the Sponsor have obtained all consents, approvals, waivers or authorizations required to be obtained from any individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity in connection with the limited joinder contemplated hereby and the matters contemplated herein.

5. Any notice required or permitted by the Agreement shall be given to Buyer at the address listed below its name on the signature page hereto.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date set forth above.

BUYER:

[______________]

By:
Name:
Title:

Address:

[Signature Page to Joinder Agreement to Letter Agreement (Transferred Shares)]

ACKNOWLEDGED AND AGREED:

MI7 SPONSOR, LLC

By:
Name:
Title:

M3-BRIGADE ACQUISITION V CORP.

By:
Name:
Title:

[Signature Page to Joinder Agreement to Letter Agreement (Transferred Shares)]